PRIDE COMPANIES, L.P.

                 REVOLVING CREDIT AND TERM LOAN AGREEMENT

                              Amendment No. 2


     This Agreement, dated as of November 20, 1998, is among Pride Companies, L.P., a Delaware limited partnership (the "Company"), Pride SGP, Inc., a Texas corporation, Pride Refining, Inc., a Texas corporation, Desulfur Partnership, a Texas general partnership, Pride Borger, Inc., a Delaware corporation, and Pride Marketing of Texas (Cedar Wind), Inc., a Texas corporation (collectively, the "Pride Entities"), BankBoston, N.A., Lehman Commercial Paper Inc. and Union Bank of California (collectively, the "Lenders"), BankBoston, N.A., as agent (the "Agent") for itself and the other Lenders, and Lehman Brothers Commercial Paper Inc., as Documentation Agent (the "Documentation Agent") for itself and the other Lenders. The parties agree as follows:

1.  Reference to Credit Agreement; Background.

     1.1. Reference to Credit Agreement; Definitions. Reference is made to the Revolving Credit and Term Loan Agreement dated as of December 30, 1997, as amended by Amendment No. 1 thereto dated as of April 15, 1998 (the "Credit Agreement"), among the Pride Entities, the Lenders, the Agent and the Documentation Agent. The Credit Agreement, as amended by the amendments set forth in Section 2 hereof (the "Amendment"), is referred to as the "Amended Credit Agreement." Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     1.2.  Background.  The Company has requested that the Credit
Agreement be amended to cure certain existing and prospective Defaults and for other purposes. The Lenders have agreed to such amendments on the conditions that BankBoston be released from any obligation to provide the Term Loan and on the other conditions set forth herein.

2. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 3 hereof, the Credit Agreement is amended as follows, effective as of the date hereof (the "Amendment Closing Date").

     2.1.  The definition of "Varde Credit Agreement" set forth in
Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

          "Varde Credit Agreement" means that certain Sixth Restated and Amended Credit Agreement dated as of December 30, 1997, among the Company, the General Partners, Pride Borger, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Varde, as amended by Amendment No. 1 thereto dated as of April 15, 1998 and by Amendment No. 2 thereto dated as of November 20, 1998.

     2.2. Section 6.6.15 of the Credit Agreement is amended to read in its entirety as follows:

          6.6.15. Indebtedness of the Obligors to Varde in respect of the Varde Revolving Loan, so long as the principal amount thereof at any time outstanding does not exceed $2,000,000, the per annum rate of interest thereon does not exceed 11% per annum and the stated maturity thereof is not earlier than January 1, 1999; provided, however, that with respect to the period commencing November 20, 1998 through and including December 1, 1998, the maximum principal amount of such Indebtedness permitted under this Section 6.6.15 shall be increased from $2,000,000 to $3,500,000.

3. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each of the Pride Entities jointly and severally represents and warrants to each of the Lenders that:

     3.1. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowing under the Amended Credit Agreement, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which any of the Pride Entities is a party or by which it is bound, or of the Charter or By-laws of any of the Pride Entities;

          (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to any of the Pride Entities;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations and Liens permitted by Section 6.8 of the Amended Credit Agreement) upon any of the assets of any of the Pride Entities; or

          (d) any redemption, retirement or other repurchase obligation of any of the Pride Entities under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any of the Pride Entities in connection with the execution and delivery of this Agreement, the performance of this Agreement, the Amended Credit Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing under the Amended Credit Agreement, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

     3.2. Defaults. Immediately after giving effect to the Amendment, no Default shall exist.

     3.3. Incorporation of Representations and Warranties of Company. Immediately after giving effect to the Amendment, the representations and warranties set forth in Section 7 of the Amended Credit Agreement will be true and correct as if originally made on and as of the Amendment Closing Date (except to the extent of any representation or warranty which refers to a specific earlier date).

4.  Conditions.  The effectiveness of each of the amendments set forth in
Section 2 hereof shall be subject to the satisfaction of the following conditions:

     4.1. Officer's Certificate. The representations and warranties contained in Section 3 hereof shall be true and correct on and as of the Amendment Closing Date with the same force and effect as though originally made on and as of the Amendment Closing Date; immediately after giving effect to such amendments, no Default shall exist; no Material Adverse Change shall have occurred since December 30, 1997 except as previously disclosed by the Company in writing to the Lenders; and the Company shall have furnished to the Lenders on or before the Amendment Closing Date a certificate to these effects signed by a Financial Officer of the Company.

     4.2. Proper Proceedings. All proper proceedings shall have been taken by each of the Pride Entities to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. On or before the Amendment Closing Date, the Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     4.3. Varde. Varde shall have consented to the terms and conditions of this Agreement and the Amended Credit Agreement, and the Varde Credit Agreement shall have been amended in a manner satisfactory in form and substance to the Required Revolving Lenders which provides, in documentation satisfactory in form and substance to the Required Revolving Lenders, for the temporary increase of the Varde Revolving Loan.

     4.4. Execution and Delivery. Each of the Pride Entities, the Lenders, the Agent and the Documentation Agent shall have executed and delivered this Agreement.

     4.5. Expenses. The Company shall have paid to the Agent all reasonable expenses, fees and charges payable to the Agent's counsel, Ropes & Gray.

5. Further Assurances. The Company will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement. In addition, the parties confirm their agreement to enter into a restatement of the Credit Agreement incorporating the amendments set forth in Section 2 hereof and containing such additional provisions as shall be appropriate to reflect fully the termination of the commitment of the Term Lender to make the Term Loan. Such restatement shall be effected as soon as reasonably possible.

6. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

               . . . . . . . . . .      PRIDE COMPANIES, L.P.
                                   by Pride Refining, Inc., its
                                   Managing General Partner


                              By_________________________________
                                    Title:


                              PRIDE REFINING, INC.


                              By_________________________________
                                    Title:


                              PRIDE SGP, INC.


                              By_________________________________
                                    Title:


                              PRIDE BORGER, INC.


                              By_________________________________
                                    Title:


                              PRIDE MARKETING OF TEXAS (CEDAR
                              WIND), INC.


                              By_________________________________
                                    Title:

                              DESULFUR PARTNERSHIP
                                   by Pride Companies, L.P., its
                                   General Partner,
                                   by Pride Refining, Inc., its
                                   Managing General Partner


                              By_________________________________
                                    Title:

                                   and by Pride Marketing of Texas
                                   (Cedar Wind),
                                   Inc., its General Partner


                              By_________________________________
                                    Title:


                              BANKBOSTON, N.A., for Itself and as
                              Agent


                              By_________________________________
                                    Authorized Officer


                              LEHMAN COMMERCIAL PAPER INC., for
                                   Itself and as Documentation Agent


                              By_________________________________
                                    Authorized Officer


                              UNION BANK OF CALIFORNIA, N.A.


                              By_________________________________
                                    Authorized Officer

Consented to:

VARDE PARTNERS, INC.


By _________________________________
     Authorized Officer

                           PRIDE COMPANIES, L.P.

                 REVOLVING CREDIT AND TERM LOAN AGREEMENT

                              Amendment No. 3


     This Agreement, dated as of December 31, 1998, is among Pride Companies, L.P., a Delaware limited partnership (the "Company"), Pride SGP, Inc., a Texas corporation, Pride Refining, Inc., a Texas corporation, Desulfur Partnership, a Texas general partnership, Pride Borger, Inc., a Delaware corporation, and Pride Marketing of Texas (Cedar Wind), Inc., a Texas corporation (collectively, the "Pride Entities"), BankBoston, N.A., Lehman Commercial Paper Inc. and Union Bank of California (collectively, the "Lenders"), BankBoston, N.A., as agent (the "Agent") for itself and the other Lenders, and Lehman Commercial Paper Inc., as Documentation Agent (the "Documentation Agent") for itself and the other Lenders. The parties agree as follows:

7.  Reference to Credit Agreement; Background.

     7.1. Reference to Credit Agreement; Definitions. Reference is made to the Revolving Credit and Term Loan Agreement dated as of December 30, 1997, as amended by Amendment No. 1 thereto dated as of April 15, 1998 and Amendment No. 2 thereto dated as of November 20, 1998 (the "Credit Agreement"), among the Pride Entities, the Lenders, the Agent and the Documentation Agent. The Credit Agreement, as amended by the amendments set forth in Section 2 hereof (the "Amendment"), is referred to as the "Amended Credit Agreement." Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     7.2. Background. The Company has requested that the Credit Agreement be amended to cure certain existing and prospective Defaults and for other purposes. The Lenders have agreed to such amendments on the conditions that BankBoston be released from any obligation to provide the Term Loan and on the other conditions set forth herein.

8. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 3 hereof, the Credit Agreement is amended as follows, effective as of the date hereof (the "Amendment Closing Date").

     8.1.  The definition of "Varde Credit Agreement" set forth in Section
1.1 of the Credit Agreement is amended to read in its entirety as follows:

          "Varde Credit Agreement" means that certain Sixth Restated and Amended Credit Agreement dated as of December 30, 1997, among the Company, the General Partners, Pride Borger, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Varde, as amended by the First Amendment thereto dated as of April 15, 1998, the Second Amendment thereto dated as of November 20, 1998, and the Third Amendment thereto dated as of December 1, 1998 and the Fourth Amendment thereto dated as of December 31, 1998.

     8.2. Section 6.6.15 of the Credit Agreement is amended to read in its entirety as follows:

          6.6.15. Indebtedness of the Obligors to Varde in respect of the Varde Revolving Loan, so long as the principal amount thereof at any time outstanding does not exceed $2,000,000, the per annum rate of interest thereon does not exceed 11% per annum and the stated maturity thereof is not earlier than January 31, 1999 with the possibility of an extension up to July 31, 1999; provided, however, that with respect to the period commencing November 20, 1998 through and including January 1, 1999, the maximum principal amount of such Indebtedness permitted under this Section 6.6.15 shall be increased from $2,000,000 to $3,500,000.

9. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each of the Pride Entities jointly and severally represents and warrants to each of the Lenders that:

     9.1. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowing under the Amended Credit Agreement, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which any of the Pride Entities is a party or by which it is bound, or of the Charter or By-laws of any of the Pride Entities;

          (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to any of the Pride Entities;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations and Liens permitted by Section 6.8 of the Amended Credit Agreement) upon any of the assets of any of the Pride Entities; or

          (d) any redemption, retirement or other repurchase obligation of any of the Pride Entities under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any of the Pride Entities in connection with the execution and delivery of this Agreement, the performance of this Agreement, the Amended Credit Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing under the Amended Credit Agreement, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

     9.2. Defaults. Immediately after giving effect to the Amendment, no Default shall exist.

     9.3. Incorporation of Representations and Warranties of Company. Immediately after giving effect to the Amendment, the representations and warranties set forth in Section 7 of the Amended Credit Agreement will be true and correct as if originally made on and as of the Amendment Closing Date (except to the extent of any representation or warranty which refers to a specific earlier date).

10.  Conditions.  The effectiveness of each of the amendments set forth in
Section 2 hereof shall be subject to the satisfaction of the following conditions:

     10.1. Officer's Certificate. The representations and warranties contained in Section 3 hereof shall be true and correct on and as of the Amendment Closing Date with the same force and effect as though originally made on and as of the Amendment Closing Date; immediately after giving effect to such amendments, no Default shall exist; no Material Adverse Change shall have occurred since December 30, 1997 except as previously disclosed by the Company in writing to the Lenders; and the Company shall have furnished to the Lenders on or before the Amendment Closing Date a certificate to these effects signed by a Financial Officer of the Company.

     10.2. Proper Proceedings. All proper proceedings shall have been taken by each of the Pride Entities to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. On or before the Amendment Closing Date, the Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     10.3. Varde. Varde shall have consented to the terms and conditions of this Agreement and the Amended Credit Agreement, and the Varde Credit Agreement shall have been amended in a manner satisfactory in form and substance to the Required Revolving Lenders which provides, in documentation satisfactory in form and substance to the Required Revolving Lenders, for the temporary increase of the Varde Revolving Loan.

     10.4. Execution and Delivery. Each of the Pride Entities, the Lenders, the Agent and the Documentation Agent shall have executed and delivered this Agreement.

     10.5. Expenses. The Company shall have paid to the Agent all reasonable expenses, fees and charges payable to the Agent's counsel, Ropes & Gray.

11. Further Assurances. The Company will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement. In addition, the parties confirm their agreement to enter into a restatement of the Credit Agreement incorporating the amendments set forth in Section 2 hereof and containing such additional provisions as shall be appropriate to reflect fully the termination of the commitment of the Term Lender to make the Term Loan. Such restatement shall be effected as soon as reasonably possible.

12. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                              PRIDE COMPANIES, L.P.
                                   by Pride Refining, Inc., its
                                   Managing General Partner


                              By_________________________________
                                    Title:


                              PRIDE REFINING, INC.


                              By_________________________________
                                    Title:


                              PRIDE SGP, INC.


                              By ________________________________
                                    Title:


                              PRIDE BORGER, INC.


                              By ________________________________
                                    Title:


                              PRIDE MARKETING OF TEXAS (CEDAR
                              WIND), INC.


                              By ________________________________
                                    Title:

                              DESULFUR PARTNERSHIP
                                   by Pride Companies, L.P., its
                                   General Partner,
                                   by Pride Refining, Inc., its
                                   Managing General Partner


                              By ________________________________
                                    Title:

                                   and by Pride Marketing of Texas
                                   (Cedar Wind),Inc., its
                                    General Partner


                              By _______________________________
                                    Title:


                              BANKBOSTON, N.A., for Itself and as
                              Agent


                              By ________________________________
                                    Authorized Officer


                              LEHMAN COMMERCIAL PAPER INC., for
                                   Itself and as Documentation Agent


                              By ________________________________
                                    Authorized Officer


                              UNION BANK OF CALIFORNIA, N.A.


                              By_________________________________
                                    Authorized Officer

Consented to:

VARDE PARTNERS, INC.


By _________________________________
     Authorized Officer

                           PRIDE COMPANIES, L.P.

                 REVOLVING CREDIT AND TERM LOAN AGREEMENT

                              Amendment No. 4


     This Agreement, dated as of March __, 1999, is among Pride Companies, L.P., a Delaware limited partnership (the "Company"), Pride SGP, Inc., a Texas corporation, Pride Refining, Inc., a Texas corporation, Pride Borger, Inc., a Delaware corporation, and Pride Marketing of Texas (Cedar Wind), Inc., a Texas corporation (collectively, the "Pride Entities"), BankBoston, N.A., Lehman Commercial Paper Inc. and Union Bank of California (collectively, the "Lenders"), BankBoston, N.A., as agent (the "Agent") for itself and the other Lenders, and Lehman Commercial Paper Inc., as Documentation Agent (the "Documentation Agent") for itself and the other Lenders. The parties agree as follows:

13.  Reference to Credit Agreement; Background.

     13.1. Reference to Credit Agreement; Definitions. Reference is made to the Revolving Credit and Term Loan Agreement dated as of December 30, 1997, as amended by Amendment No. 1 thereto dated as of April 15, 1998, Amendment No. 2 thereto dated as of November 20, 1998 and Amendment No. 3 thereto dated as of December 31, 1998 (the "Credit Agreement"), among the Pride Entities, the Lenders, the Agent and the Documentation Agent. The Credit Agreement, as amended by the amendments set forth in Section 2 hereof (the "Amendment"), is referred to as the "Amended Credit Agreement." Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     13.2. Background. The Company has requested that the Credit Agreement be amended to cure certain existing and prospective Defaults and for other purposes. The Lenders have agreed to such amendments on the conditions that BankBoston be released from any obligation to provide the Term Loan and on the other conditions set forth herein.

14. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 3 hereof, the Credit Agreement is amended as follows, effective as of the date hereof (the "Amendment Closing Date").

     14.1.  The definition of "Varde Credit Agreement" set forth in Section
1.1 of the Credit Agreement is amended to read in its entirety as follows:

          "Varde Credit Agreement" means that certain Sixth Restated and Amended Credit Agreement dated as of December 30, 1997, among the Company, the General Partners, Pride Borger, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Varde, as amended by the First Amendment thereto dated as of April 15, 1998, the Second Amendment thereto dated as of November 20, 1998, and the Third Amendment thereto dated as of December 1, 1998, the Fourth Amendment thereto dated as of December 31, 1998 and the Fifth Amendment thereto dated as of March __, 1999.

     14.2. Section 6.6.15 of the Credit Agreement is amended to read in its entirety as follows:

          6.6.15. Indebtedness of the Obligors to Varde in respect of the Varde Revolving Loan, so long as the principal amount thereof at any time outstanding does not exceed $2,000,000, the per annum rate of interest thereon does not exceed 11% per annum and the stated maturity thereof is not earlier than January 31, 1999 with the possibility of an extension up to July 31, 1999; provided, however, that with respect to the period commencing March __, 1999 through and including March 31, 1999, the maximum principal amount of such Indebtedness permitted under this Section 6.6.15 shall be increased from $2,000,000 to $2,500,000.

15. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each of the Pride Entities jointly and severally represents and warrants to each of the Lenders that:

     15.1. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowing under the Amended Credit Agreement, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which any of the Pride Entities is a party or by which it is bound, or of the Charter or By-laws of any of the Pride Entities;

          (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to any of the Pride Entities;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations and Liens permitted by Section 6.8 of the Amended Credit Agreement) upon any of the assets of any of the Pride Entities; or

          (d) any redemption, retirement or other repurchase obligation of any of the Pride Entities under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any of the Pride Entities in connection with the execution and delivery of this Agreement, the performance of this Agreement, the Amended Credit Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing under the Amended Credit Agreement, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

     15.2. Defaults. Immediately after giving effect to the Amendment, no Default shall exist.

     15.3. Incorporation of Representations and Warranties of Company. Immediately after giving effect to the Amendment, the representations and warranties set forth in Section 7 of the Amended Credit Agreement will be true and correct as if originally made on and as of the Amendment Closing Date (except to the extent of any representation or warranty which refers to a specific earlier date).

16.  Conditions.  The effectiveness of each of the amendments set forth in
Section 2 hereof shall be subject to the satisfaction of the following conditions:

     16.1. Officer's Certificate. The representations and warranties contained in Section 3 hereof shall be true and correct on and as of the Amendment Closing Date with the same force and effect as though originally made on and as of the Amendment Closing Date; immediately after giving effect to such amendments, no Default shall exist; no Material Adverse Change shall have occurred since December 30, 1997 except as previously disclosed by the Company in writing to the Lenders; and the Company shall have furnished to the Lenders on or before the Amendment Closing Date a certificate to these effects signed by a Financial Officer of the Company.

     16.2. Proper Proceedings. All proper proceedings shall have been taken by each of the Pride Entities to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. On or before the Amendment Closing Date, the Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     16.3. Varde Varde shall have consented to the terms and conditions of this Agreement and the Amended Credit Agreement, and the Varde Credit Agreement shall have been amended in a manner satisfactory in form and substance to the Required Revolving Lenders which provides, in documentation satisfactory in form and substance to the Required Revolving Lenders, for the temporary increase of the Varde Revolving Loan.

     16.4. Execution and Delivery. Each of the Pride Entities, the Lenders, the Agent and the Documentation Agent shall have executed and delivered this Agreement.

     16.5. Expenses. The Company shall have paid to the Agent all reasonable expenses, fees and charges payable to the Agent's counsel, Ropes & Gray.

17. Further Assurances. The Company will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement. In addition, the parties confirm their agreement to enter into a restatement of the Credit Agreement incorporating the amendments set forth in Section 2 hereof and containing such additional provisions as shall be appropriate to reflect fully the termination of the commitment of the Term Lender to make the Term Loan. Such restatement shall be effected as soon as reasonably possible.

18. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                              PRIDE COMPANIES, L.P.
                                   by Pride Refining, Inc., its
                                   Managing General Partner


                              By______________________________
                                    Title:


                              PRIDE REFINING, INC.


                              By______________________________
                                    Title:


                              PRIDE SGP, INC.


                              By_______________________________
                                    Title:


                              PRIDE BORGER, INC.


                              By_______________________________
                                    Title:


                              PRIDE MARKETING OF TEXAS (CEDAR
                              WIND), INC.


                              By_______________________________
                                    Title:

                              BANKBOSTON, N.A., for Itself and as
                              Agent


                              By _______________________________
                                    Authorized Officer


                              LEHMAN COMMERCIAL PAPER INC., for
                                   Itself and as Documentation Agent


                              By________________________________
                                    Authorized Officer


                              UNION BANK OF CALIFORNIA, N.A.


                              By________________________________
                                    Authorized Officer

Consented to:

VARDE PARTNERS, INC.


By _________________________________
     Authorized Officer





                  SECOND AMENDMENT TO SIXTH
            RESTATED AND AMENDED CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO SIXTH RESTATED AND
   AMENDED CREDIT AGREEMENT, dated as of November 20, 1998 (this "Second Amendment"), amends the Sixth Restated and Amended Credit Agreement dated as of December 30, 1997 (the "Credit Agreement") by and among PRIDE COMPANIES, L.P. (the "Borrower"), PRIDE REFINING, INC., PRIDE SGP, INC., DESULFUR PARTNERSHIP, PRIDE MARKETING OF TEXAS (CEDAR WIND), INC. and PRIDE BORGER, INC. (collectively, the "Guarantors") and VARDE PARTNERS, INC., as Lender (the "Lender"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          WHEREAS, the Borrower, the Guarantors and the Lender have entered into the Credit Agreement; and

          WHEREAS, the parties desire to amend the Credit
   Agreement as hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1 Amendments. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined in Section 3 below), the Credit Agreement shall be amended as set forth below:

          1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Revolving Credit Commitment" in its entirety as follows:

          "Revolving Credit Commitment" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Two Million Dollars ($2,000,000)as such amount may be reduced from time to time in accordance with the terms of this Agreement; provided, however, that with respect to the period from the Second Amendment Effective Date through and including December 1, 1998, the Revolving Credit Commitment shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000) as such amount may be reduced from time to time in accordance with the terms of this Agreement.

         1.2 Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition in the appropriate alphabetical position:

          "Second Amendment Effective Date" shall mean
November 20, 1998.

          1.3 Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          2.3 Revolving Credit Notes. The Revolving Credit Loans made by the Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-6, with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of the Lender and in a principal amount equal to the lesser of (a) the amount of the Revolving Credit Commitment and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender. The Revolving Credit Note shall (x) be dated the Second Amendment Effective Date, (y) be stated to mature on the Revolving Credit Termination Date and (z) provide for the payment of interest in accordance with Section 2.6.

          1.4 Exhibit A to the Credit Agreement is hereby amended by deleting Exhibit A-6 thereto and inserting a new Exhibit A-6 in the form of Exhibit A hereto.

          SECTION 2 Representations and Warranties. The Borrower and each of the Guarantors represents and warrants to the Lender that (a) each representation and warranty set forth in Article V of the Credit Agreement is true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the date of the execution and delivery of this Second Amendment by the Borrower and the Guarantors (and assuming the effectiveness hereof), with the same effect as if made on such date (except for any such representations and warranties which are made with respect to a specified date, which representations and warranties shall only be required to be true and correct as of such date); and (b) the execution and delivery by the Borrower and the Guarantors of this Second Amendment and the performance by the Borrower and the Guarantors of their respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Borrower and Guarantors, (ii) have been duly authorized by all necessary corporate action on the part of the Borrower and the Guarantors, (iii) have received all necessary approvals and consents from any governmental authority and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision or requirements of law or of the certificate of incorporation or by-laws (or equivalent organizational or governing document) of the Borrower or any Guarantor or of any agreement, instrument, order or decree which is binding upon the Borrower of any Guarantor.

          SECTION 3 Effectiveness. The amendments set forth in Section 1 hereof shall become effective on such date (the
   "Second Amendment Effective Date") when the Lender shall have received all of the following:

                           (i)  Counterparts of this Second
Amendment executed by a duly authorized officer of the Borrower and each of the Guarantors.

                          (ii)  An executed Revolving Credit Note
in the form of Exhibit A hereto.

                         (iii)  An opinion of Andrews & Kurth,
LLP, counsel to the Borrower and the Guarantors, substantially in the form of Attachment I hereto.

                          (iv)  Confirmation that the Borrower has
paid to the Lender all reasonable expenses, fees and charges payable to the Lender's counsel, Paul, Weiss, Rifkind, Wharton &
Garrison.

                           (v)  All documents the Lender may
reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Second Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Lender.

                          (vi)  Counterparts of the Consent and
Agreement, substantially in the form of Attachment II hereto, executed by a duly authorized officer of each of the Guarantors.

                         (vii)  A duly executed copy of Amendment
No. 2 to the BankBoston Credit Agreement in form and substance satisfactory to the Lender.

          SECTION 4      Miscellaneous.

          4.1 Continuing Effectiveness, etc. The Credit Agreement as hereby amended and all other Loan Documents are hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any Default or Event of Default.

          4.2 Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Second Amendment.

          4.3 Governing Law. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of laws provisions thereof).

          4.4  Successors and Assigns.  This Second
   Amendment shall be binding upon the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns.

          4.5 Further Assurances. Each of the Borrower and the Guarantors will, promptly upon the request of the Lender, from time to time execute, acknowledge and deliver, and file and record, all such agreements, documents, instruments and notices, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purposes of this Second Amendment and the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRIDE COMPANIES, L.P.
                                By Pride Refining, Inc., its
                                Managing General Partner


                              By:____________________________
                              Name:
                              Title:


                              PRIDE REFINING, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE SGP, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE BORGER, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE MARKETING OF TEXAS CEDAR WIND



                              By:____________________________
                              Name:
                              Title:


                              DESULFUR PARTNERSHIP
                               by Pride Companies, L.P., its
                                General Partner, by Pride

                                Refining, Inc., its Managing
                                General Partner


                              By:____________________________
                              Name:
                              Title:


                              and by Pride Marketing of Texas
                              (Cedar Wind), Inc., its General
                              Partner


                              By:____________________________
                              Name:
                              Title:


                              VARDE PARTNERS, INC., as lender


                              By:____________________________
                              Name:
                              Title:

                                              Attachment I






                          Form of Opinion




                                               Attachment II


                    CONSENT AND AGREEMENT


          Each of Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Pride Borger, Inc. hereby consents to the provisions of this Second Amendment and the transactions contemplated herein, and hereby ratifies and confirms the respective Third Restated Guaranty Agreements, each dated as of December 30, 1997, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

   Dated:  November 20, 1998

                         PRIDE REFINING, INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE SGP, INC.


                         By:______________________________
                         Name:
                         Title:


                         DESULFER PARTNERSHIP


                         By:______________________________
                         Name:
                         Title:


                         PRIDE MARKETING OF TEXAS (CEDAR
                         WIND), INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE BORGER, INC.


                         By:______________________________
                         Name:
                            Title:

                                                   EXHIBIT A



                    REVOLVING CREDIT NOTE


   $3,500,000                             New York, New York
                                           November 20, 1998

          FOR VALUE RECEIVED, the undersigned, PRIDE COMPANIES, L.P., a Delaware limited partnership (the "Borrower"), unconditionally promises to pay on the Revolving Credit Termination Date (as defined in the Credit Agreement defined below) to the order of VARDE PARTNERS, INC. (the "Lender"), on the dates and in the manner set forth in sections 2.6 and 2.8 of the Credit Agreement, the lesser of (a) the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to section 2.2 of the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount hereof on the dates and at the applicable rates per annum as provided in section 2.6(b) of the Credit Agreement until any such amount shall be due and payable (whether at the stated maturity, by acceleration or otherwise).

          The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure of the lender to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loans.

          This Note (a) is the Revolving Credit Note referred to in the Sixth Restated and Amended Credit Agreement, dated as of December 30, 1997 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"), among the Borrower, Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc., Pride Borger, Inc. and the Lender, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Collateral Documents. Reference is hereby made to the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
   INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
   YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PROVISIONS
   THEREOF).


                         PRIDE COMPANIES, L.P., a Delaware limited
                            partnership

                         By:  PRIDE REFINING, INC., a Texas
                                 corporation, Managing General
                             Partner


                         By: ___________________________________
                                         Dave Caddell
                                        Vice President

                                               SCHEDULE A to
                                       Revolving Credit Note


          LOAN REPAYMENTS OF REVOLVING CREDIT LOAN





                  THIRD AMENDMENT TO SIXTH
            RESTATED AND AMENDED CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO SIXTH RESTATED AND AMENDED CREDIT AGREEMENT, dated as of December 1, 1998 (this "Third Amendment"), amends the Sixth Restated and Amended Credit Agreement dated as of December 30, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") by and among PRIDE COMPANIES, L.P. (the "Borrower"), PRIDE REFINING, INC., PRIDE SGP, INC., DESULFUR PARTNERSHIP, PRIDE MARKETING OF TEXAS (CEDAR WIND), INC. and PRIDE BORGER, INC. (collectively, the "Guarantors") and VARDE PARTNERS, INC., as Lender (the "Lender"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          WHEREAS, the Borrower, the Guarantors and the Lender have entered into the Credit Agreement; and

          WHEREAS, the parties desire to amend the Credit
Agreement as hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1 Amendments. Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined in
Section 3 below), the Credit Agreement shall be amended as set forth below:

          1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Revolving
Credit Commitment" in its entirety as follows:

          "Revolving Credit Commitment" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Two Million Dollars ($2,000,000) as such amount may be reduced from time to time in accordance with the terms of this Agreement; provided, however, that with respect to the period from the Second Amendment Effective Date through and including January 1, 1999, the Revolving Credit Commitment shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000) as such amount may be reduced from time to time in accordance with the terms of this Agreement.

          SECTION 2 Representations and Warranties. The Borrower and each of the Guarantors represents and warrants to the Lender that (a) each representation and warranty set forth in Article V of the Credit Agreement is true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the date of the execution and delivery of this Third Amendment by the Borrower and the Guarantors (and assuming the effectiveness hereof), with the same effect as if made on such date (except for any such representations and warranties which are made with respect to a specified date, which representations and warranties shall only be required to be true and correct as of such date); and (b) the execution and delivery by the Borrower and the Guarantors of this Third Amendment and the performance by the Borrower and the Guarantors of their respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Borrower and Guarantors, (ii) have been duly authorized by all necessary corporate action on the part of the Borrower and the Guarantors,
(iii) have received all necessary approvals and consents from any governmental authority and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision or requirements of law or of the certificate of incorporation or by-laws (or equivalent organizational or governing document) of the Borrower or any Guarantor or of any agreement, instrument, order or decree which is binding upon the Borrower of any Guarantor.

          SECTION 3 Effectiveness.  The amendments set forth in
Section 1 hereof shall become effective on such date (the "Third
Amendment Effective Date") when the Lender shall have received all of the following:

                           (i)  Counterparts of this Third
Amendment executed by a duly authorized officer of the Borrower and each of the Guarantors.

                          (ii)  Confirmation that the Borrower has
paid to the Lender all reasonable expenses, fees and charges payable to the Lender's counsel, Paul, Weiss, Rifkind, Wharton &
Garrison.

                         (iii)  All documents the Lender may
reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Third Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Lender.

                          (iv)  Counterparts of the Consent and
Agreement, substantially in the form of Attachment I hereto, executed by a duly authorized officer of each of the Guarantors.

                           (v)  A duly executed copy of Amendment
No. 3 to the BankBoston Credit Agreement in form and substance satisfactory to the Lender.

          SECTION 4      Miscellaneous.

          4.1 Continuing Effectiveness, etc. The Credit Agreement as hereby amended and all other Loan Documents are hereby ratified and confirmed in all respects. After the Third Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any Default or Event of Default.

          4.2 Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Third Amendment.

          4.3 Governing Law. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of laws provisions thereof).

          4.4 Successors and Assigns. This Third Amendment shall be binding upon the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns.

          4.5 Further Assurances. Each of the Borrower and the Guarantors will, promptly upon the request of the Lender, from time to time execute, acknowledge and deliver, and file and record, all such agreements, documents, instruments and notices, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purposes of this Third Amendment and the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRIDE COMPANIES, L.P.
                                By Pride Refining, Inc., its
                                Managing General Partner


                              By:____________________________
                              Name:
                              Title:


                              PRIDE REFINING, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE SGP, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE BORGER, INC.


                              By:____________________________
                              Name:
                              Title:


                              PRIDE MARKETING OF TEXAS
                             (CEDAR WIND), INC.


                              By:____________________________
                              Name:
                             Title:


                              DESULFUR PARTNERSHIP
                                by Pride Companies, L.P., its
                                General Partner, by Pride
                                Refining, Inc.,
                                its Manager General Partner


                              By:____________________________
                              Name:
                              Title:


                              and by Pride Marketing of Texas
                              (Cedar Wind), Inc., its General
                              Partner


                              By:____________________________
                              Name:
                              Title:


                              VARDE PARTNERS, INC., as Lender


                              By:____________________________
                              Name:
                              Title:

                                                     Attachment I


                      CONSENT AND AGREEMENT


          Each of Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Pride Borger, Inc. hereby consents to the provisions of this Third Amendment and the transactions contemplated herein, and hereby ratifies and confirms the respective Third Restated Guaranty Agreements, each dated as of December 30, 1997, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Dated: December 1, 1998

                         PRIDE REFINING, INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE SGP, INC.


                         By:______________________________
                         Name:
                         Title:


                         DESULFER PARTNERSHIP


                         By:______________________________
                         Name:
                         Title:


                         PRIDE MARKETING OF TEXAS (CEDAR
                         WIND), INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE BORGER, INC.


                         By:______________________________
                         Name:
                         Title:





                  FOURTH AMENDMENT TO SIXTH
            RESTATED AND AMENDED CREDIT AGREEMENT


          THIS FOURTH AMENDMENT TO SIXTH RESTATED AND
   AMENDED CREDIT AGREEMENT, dated as of December 31, 1998 (this "Third Amendment"), amends the Sixth Restated and Amended Credit Agreement dated as of December 30, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") by and among PRIDE COMPANIES, L.P. (the "Borrower"), PRIDE REFINING, INC., PRIDE SGP, INC., DESULFUR PARTNERSHIP, PRIDE MARKETING OF TEXAS (CEDAR WIND), INC. and PRIDE BORGER, INC. (collectively, the "Guarantors") and VARDE PARTNERS, INC., as Lender (the "Lender"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          WHEREAS, the Borrower, the Guarantors and the Lender have entered into the Credit Agreement; and

          WHEREAS, the parties desire to amend the Credit
   Agreement as hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1 Amendments. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined in Section 3 below), the Credit Agreement shall be amended as set forth below:

          1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of "Available Commitment" and "Revolving Credit Commitment
   Termination Date" in their entirety as follows:

          "Available Commitment" shall mean, at any time, an amount equal to the excess, if any, of (a) the amount of the Revolving Credit Commitment over (b) the aggregate principal amount of all Revolving Credit Loans then outstanding.

          "Revolving Credit Commitment Termination Date" shall mean "January 31, 1999," provided, however, that
        (i) upon at least five (5) Business Days written notice to the Lender the Borrower may request that such date be extended for an additional six month period commencing on February 1, 1999, and (ii) the "Revolving Credit Commitment Termination Date" shall be the date so requested if the Lender shall have agreed (in its sole and absolute discretion) in writing to such date on or prior to January 31, 1999.

          SECTION 2 Representations and Warranties. The Borrower and each of the Guarantors represents and warrants to the Lender that (a) each representation and warranty set forth in Article V of the Credit Agreement is true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the date of the execution and delivery of this Fourth Amendment by the Borrower and the Guarantors (and assuming the effectiveness hereof), with the same effect as if made on such date (except for any such representations and warranties which are made with respect to a specified date, which representations and warranties shall only be required to be true and correct as of such date); and (b) the execution and delivery by the Borrower and the Guarantors of this Fourth Amendment and the performance by the Borrower and the Guarantors of their respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Borrower and Guarantors, (ii) have been duly authorized by all necessary corporate action on the part of the Borrower and the Guarantors, (iii) have received all necessary approvals and consents from any governmental authority and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision or requirements of law or of the certificate of incorporation or by-laws (or equivalent organizational or governing document) of the Borrower or any Guarantor or of any agreement, instrument, order or decree which is binding upon the Borrower of any Guarantor.

          SECTION 3 Effectiveness. The amendments set forth in Section 1 hereof shall become effective on such date (the
   "Fourth Amendment Effective Date") when the Lender shall have received all of the following:

                           (i)  Counterparts of this Fourth
   Amendment executed by a duly authorized officer of the Borrower and each of the Guarantors.

                          (ii)  All documents the Lender may
   reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Fourth Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Lender.

                         (iii)  Counterparts of the Consent and
   Agreement, substantially in the form of Attachment I hereto, executed by a duly authorized officer of each of the Guarantors.

          SECTION 4      Miscellaneous.

          4.1 Continuing Effectiveness, etc. The Credit Agreement as hereby amended and all other Loan Documents are hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any Default or Event of Default.

          4.2 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Fourth Amendment.

          4.3 Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of laws provisions thereof).

          4.4  Successors and Assigns.  This Fourth
   Amendment shall be binding upon the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns.

          4.5 Further Assurances. Each of the Borrower and the Guarantors will, promptly upon the request of the Lender, from time to time execute, acknowledge and deliver, and file and record, all such agreements, documents, instruments and notices, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purposes of this Fourth Amendment and the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRIDE COMPANIES, L.P.
                                By Pride Refining, Inc., its
                                Managing General Partner


                              By:___________________________
                              Name:
                              Title:


                              PRIDE REFINING, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE SGP, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE BORGER, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE MARKETING OF TEXAS
                             (CEDAR WIND), INC.


                              By:___________________________
                              Name:
                              Title:


                              DESULFUR PARTNERSHIP
                                by Pride Companies, L.P.,
                                   its General Partner, by
                                   Pride Refining, Inc.,
                                   its Manager General
                                   Partner


                              By:___________________________
                              Name:
                              Title:


                              and by Pride Marketing of
                              Texas (Cedar Wind), Inc., its
                              General Partner


                              By:___________________________
                              Name:
                              Title:


                              VARDE PARTNERS, INC., as Lender


                              By:____________________________
                              Name:
                              Title:

                                                     Attachment I



                      CONSENT AND AGREEMENT


          Each of Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Pride Borger, Inc. hereby consents to the provisions of this Fourth Amendment and the transactions contemplated herein, and hereby ratifies and confirms the respective Third Restated Guaranty Agreements, each dated as of December 30, 1997, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Dated: December 31, 1998

                         PRIDE REFINING, INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE SGP, INC.


                         By:______________________________
                         Name:
                         Title:


                         DESULFER PARTNERSHIP


                         By:______________________________
                         Name:
                         Title:



                         PRIDE MARKETING OF TEXAS (CEDAR
                         WIND), INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE BORGER, INC.


                         By:______________________________
                         Name:
                         Title:



                  FIFTH AMENDMENT TO SIXTH
            RESTATED AND AMENDED CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO SIXTH RESTATED AND AMENDED CREDIT AGREEMENT, dated as of March __, 1999 (this "Fifth Amendment"), amends the Sixth Restated and Amended Credit Agreement dated as of December 30, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") by and among PRIDE COMPANIES, L.P. (the "Borrower"), PRIDE REFINING, INC., PRIDE SGP, INC., DESULFUR PARTNERSHIP, PRIDE MARKETING OF TEXAS (CEDAR WIND), INC. and PRIDE BORGER, INC. (collectively, the "Guarantors") and VARDE PARTNERS, INC., as Lender (the "Lender"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          WHEREAS, the Borrower, the Guarantors and the Lender have entered into the Credit Agreement; and

          WHEREAS, the parties desire to amend the Credit
   Agreement as hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1 Amendments. Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date (as defined in Section 3 below), the Credit Agreement shall be amended as set forth below:

          1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Revolving Credit Commitment" in its entirety as follows:

          "Revolving Credit Commitment" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Two Million Dollars ($2,000,000) as such amount may be reduced from time to time in accordance with the terms of this Agreement; provided, however, that with respect to the period from the Fifth Amendment Effective Date through and including March 31, 1999, the Revolving Credit Commitment shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) as such amount may be reduced from time to time in accordance with the terms of this Agreement.


          1.2 Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition in the appropriate alphabetical position:

          "Fifth Amendment Effective Date" shall mean
        March __, 1999.

          1.3 Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          2.3 Revolving Credit Notes. The Revolving Credit Loans made by the Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-6, with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of the Lender and in a principal amount equal to the lesser of (a) the amount of the Revolving Credit Commitment and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender. The Revolving Credit Note shall (x) be dated the Fifth Amendment Effective Date, (y) be stated to mature on the Revolving Credit Termination Date and (z) provide for the payment of interest in accordance with Section 2.6.

          1.4 Exhibit A to the Credit Agreement is hereby amended by deleting Exhibit A-6 thereto and inserting a new
   Exhibit A-6 in the form of Exhibit A hereto.

          SECTION 2 Representations and Warranties. The Borrower and each of the Guarantors represents and warrants to the Lender that (a) each representation and warranty set forth in Article V of the Credit Agreement is true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the date of the execution and delivery of this Fifth Amendment by the Borrower and the Guarantors (and assuming the effectiveness hereof), with the same effect as if made on such date (except for any such representations and warranties which are made with respect to a specified date, which representations and warranties shall only be required to be true and correct as of such date); and (b) the execution and delivery by the Borrower and the Guarantors of this Fifth Amendment and the performance by the Borrower and the Guarantors of their respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Borrower and Guarantors, (ii) have been duly authorized by all necessary corporate action on the part of the Borrower and the Guarantors, (iii) have received all necessary approvals and consents from any governmental authority and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision or requirements of law or of the certificate of incorporation or by-laws (or equivalent organizational or governing document) of the Borrower or any Guarantor or of any agreement, instrument, order or decree which is binding upon the Borrower of any Guarantor.

          SECTION 3 Effectiveness. The amendments set forth in Section 1 hereof shall become effective on such date (the
   "Fifth Amendment Effective Date") when the Lender shall have received all of the following:

                           (i)  Counterparts of this Fifth
Amendment executed by a duly authorized officer of the Borrower and each of the Guarantors.

                          (ii)  An executed Revolving Credit Note
  in the form of Exhibit A hereto.

                         (iii)  An opinion of Andrews & Kurth,
LLP, counsel to the Borrower and the Guarantors, substantially in the form of Attachment I hereto.

                          (iv)  Confirmation that the Borrower has
   paid to the Lender all reasonable expenses, fees and charges payable to the Lender's counsel, Paul, Weiss, Rifkind, Wharton & Garrison.

                           (v)  All documents the Lender may
   reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Fifth Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Lender.

                          (vi)  Counterparts of the Consent and
   Agreement, substantially in the form of Attachment II hereto, executed by a duly authorized officer of each of the Guarantors.

                         (vii)  A duly executed copy of Amendment
   No. 5 to the BankBoston Credit Agreement in form and substance satisfactory to the Lender.

          SECTION 4      Miscellaneous.

          4.1 Continuing Effectiveness, etc. The Credit Agreement as hereby amended and all other Loan Documents are hereby ratified and confirmed in all respects. After the Fifth Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any Default or Event of Default.

          4.2 Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Fifth Amendment.

          4.3 Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of laws provisions thereof).

          4.4 Successors and Assigns. This Fifth Amendment shall be binding upon the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Lender and their respective permitted successors and assigns.

          4.5 Further Assurances. Each of the Borrower and the Guarantors will, promptly upon the request of the Lender, from time to time execute, acknowledge and deliver, and file and record, all such agreements, documents, instruments and notices, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purposes of this Fifth Amendment and the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRIDE COMPANIES, L.P.
                                By Pride Refining, Inc., its
                                Managing General Partner


                              By:___________________________
                              Name:
                              Title:


                              PRIDE REFINING, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE SGP, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE BORGER, INC.


                              By:___________________________
                              Name:
                              Title:


                              PRIDE MARKETING OF TEXAS
                              (CEDAR WIND), INC.


                              By:___________________________
                               Name:
                              Title:


                              DESULFUR PARTNERSHIP
                                by Pride Companies, L.P.,
                                its General Partner, by
                                Pride Refining, Inc.,
                                its Manager General
                                Partner


                              By:___________________________
                              Name:
                              Title:


                              and by Pride Marketing of
                             Texas (Cedar Wind), Inc., its
                              General Partner


                              By:___________________________
                              Name:
                              Title:


                              VARDE PARTNERS, INC., as
                              Lender


                              By:___________________________
                              Name:
                              Title:

                                              Attachment I






                          Form of Opinion




                                               Attachment II


                    CONSENT AND AGREEMENT


          Each of Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc. and Pride Borger, Inc. hereby consents to the provisions of this Fifth Amendment and the transactions contemplated herein, and hereby ratifies and confirms the respective Third Restated Guaranty Agreements, each dated as of December 30, 1997, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

   Dated: March __, 1999

                         PRIDE REFINING, INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE SGP, INC.


                         By:______________________________
                         Name:
                         Title:


                         DESULFER PARTNERSHIP


                         By:______________________________
                         Name:
                         Title:


                         PRIDE MARKETING OF TEXAS (CEDAR
                         WIND), INC.


                         By:______________________________
                         Name:
                         Title:


                         PRIDE BORGER, INC.


                         By:______________________________
                         Name:
                         Title:

                                                   EXHIBIT A



                    REVOLVING CREDIT NOTE


   $2,500,000                             New York, New York
                                              March __, 1999

          FOR VALUE RECEIVED, the undersigned, PRIDE
   COMPANIES, L.P., a Delaware limited partnership (the "Borrower"), unconditionally promises to pay on the Revolving Credit Termination Date (as defined in the Credit Agreement defined below) to the order of VARDE PARTNERS, INC. (the "Lender"), on the dates and in the manner set forth in sections 2.6 and 2.8 of the Credit Agreement, the lesser of
   (a) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to section 2.2 of the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount hereof on the dates and at the applicable rates per annum as provided in section 2.6(b) of the Credit Agreement until any such amount shall be due and payable (whether at the stated maturity, by acceleration or otherwise).

          The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure of the Lender to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loans.

          This Note (a) is the Revolving Credit Note referred to in the Sixth Restated and Amended Credit Agreement, dated as of December 30, 1997 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"), among the Borrower, Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc., Pride Borger, Inc. and the Lender, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Collateral Documents. Reference is hereby made to the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
   INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
   YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PROVISIONS
   THEREOF).


                         PRIDE COMPANIES, L.P., a Delaware
                            limited partnership

                         By:  PRIDE REFINING, INC., a Texas
                                 corporation, Managing General
                                 Partner


                         By:____________________________________
                                        Dave Caddell
                                        Vice President